Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund

THE PATIENT INVESTOR

Quarterly Report
December 31, 2009

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies.

Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Ariel Fund and Ariel Appreciation Fund invest primarily in small and mid-sized companies. Investing in small and midcap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Additionally, Ariel Focus Fund invests in large-capitalization stock and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds, such as Ariel Fund and Ariel Appreciation Fund. Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment. Investing in equity stocks is risky and subject to the volatility of the markets.

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. For the period ended December 31, 2009, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were 63.42%, -1.53% and 7.26%; and 62.96%, 1.69% and 7.15%, respectively. For the period ended December 31, 2009, the average annual total returns of Ariel Focus Fund for the one-year and since inception (June 30, 2005) periods were 33.46% and -0.10%. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2009, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.14% and 1.25%, respectively. As of September 30, 2009, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.87%. The Fund’s adviser, Ariel Investments, LLC, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2011. After that date, there is no assurance such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly-owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

SAVING FOR RETIREMENT

Invest of rollover:

•	$1,000 in an Ariel IRA and we will waive the annual fee of $15 in 2010.

•	$5,000 in an Ariel IRA and we will waive the lifetime fee of $60, so your custodial fees will be covered for the life of your account with Ariel.

To learn more about an Ariel IRA, visit our award-winning website, arielinvestments.com.

Turtle Talk with our Investment Specialists

My employer does not offer a 401(k) plan. What can I do to save for my retirement?

—Cathy, Milwaukee, WI

Shanita: Saving for retirement is essential for your future—it ensures you are able to support yourself during your retirement years. And, the earlier you start saving, the more time you have on your side to build your nest egg. However, if an employer-sponsored retirement plan, such as a 401(k) plan, is unavailable to you, or if you are looking for ways to supplement your existing retirement plan, consider opening an Individual Retirement Account or IRA. IRAs are a smart way to save for retirement because of the special tax benefits associated with these accounts.

Ariel offers several types of IRAs, including two of the most popular — Traditional and Roth. Both options allow you to contribute up to $5,000* a year towards retirement, while also offering other important benefits for your future. And, by opening an IRA with Ariel, you can benefit from our patient investing philosophy through our no-load mutual funds—Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund— which is ideal for long term goals such as retirement.

What’s more, if you open an IRA account before April 15th, we will waive the IRA custodial fee in 2010, as an added incentive to jump start your savings plan.

Invest or rollover:

•                  $1,000 in an Ariel IRA and we will waive the annual fee of $15 in 2010.

•                  $5,000 in an Ariel IRA and we will waive the lifetime fee of $60, so your custodial fees will be covered for the life of your account with Ariel.

To learn more about an Ariel IRA, visit our award-winning website, arielinvestments.com, or contact one of our Investment Specialists at 800.292.7435, option 4.

* If you are age 50 or older, you can contribute an additional $1,000 in catch-up contributions. Please contact your tax advisor for more information about individual retirement accounts.

Dear Fellow Shareholder: For the three months ended December 31, 2009, the smaller companies comprising Ariel Fund gained +7.79%, surpassing the +4.65% rise of the Russell 2500 Value Index as well as the +5.08% gain of the Russell 2500 Index. Meanwhile, Ariel Appreciation Fund’s mid-sized holdings also racked up another good quarter, surging +10.36% versus +5.21% for the Russell Midcap Value Index and +5.92% for the Russell Midcap Index. The broad market as measured by the S&P 500 Index gained +6.04% for the period. These strong returns put the finishing touches on a remarkable year—which was certainly reaffirming after the brutal market conditions of 2008. As was noted in the January 10, 2010 issue of The New York Times, “The rally that brought the stock market back from the brink in 2009 was one of the biggest ever—and maybe one of the most surprising.” While we could not have predicted our 2009 gains would represent the very best performance year in Ariel’s 27-year history, in the depths of the crisis, we did anticipate a major reversal. In fact, we said so exactly a year ago when we wrote, “Ultimately, when the market recognizes that our survivors will do just that, we believe [our] stocks will shoot the lights out.” That is precisely what happened. For the twelve-month period, Ariel Fund rose +63.42% versus +27.68% for the Russell 2500 Value Index and +34.39% for the Russell 2500 Index. Similarly, Ariel Appreciation Fund gained +62.96% versus +34.21% for the Russell Midcap Value Index, +40.48% for the Russell Midcap Index and +26.46% for the S&P 500 Index. According to mutual fund tracker Lipper, Inc.,1 our one-year gain ranks Ariel Fund 13th out of 369 funds in its Mid-Cap Core equity universe, which is in the top 4% of that category. Ariel Appreciation Fund ranks 9th out of 795 funds in the Multi-Cap Core category, which is in the top 2% of the group.

“While we could not have
predicted our 2009 gains
would represent the very best
performance year in Ariel’s
27-year history, in the depths
of the crisis, we did anticipate
a major reversal.”

No New Normal

Last April, as the financial crisis was just beginning to abate, The Wall Street Journal perfectly summed up a basic tenet of behavioral psychology—the fact that “...people tend to rely too heavily on what has happened in the recent past when it comes to predicting the future.”2 With this in mind, it is not surprising that in response to the financial crisis all the buzz is about a “new normal” that will lead everyday Americans to radically change their behavior and ultimately stifle economic

The Patient Investor December 31, 2009	Slow and Steady Wins the Race

growth. Of course, the idea of a new normal is deeply rooted in the difficulties of the last decade where we lived through two bear markets; two recessions; two wars; the bursting of the Internet, oil and housing bubbles; the biggest Ponzi scheme ever; some high- profile bankruptcies; not to mention a couple of really devastating natural disasters and the worst decade for stocks “in nearly 200 years of recorded stock market history”—including the Depression years of the 1930s.3

“...we believe this time is
not different and the recovery
will play out in much the same way
as it has in times past.”

Proponents of the “new normal” say skyrocketing personal savings (for those who are employed) will cause personal spending to plummet. Since the American consumer represents two-thirds of our country’s Gross Domestic Product (GDP), a “saver nation” would therefore cause the U.S. economy to struggle and wither—making the lackluster first decade of the new millennium a mere precursor to a prolonged stock market and economic slump. And, of course, in this doomsday forecast America’s troubles drag down the global economy, which basically nets out to a different and more difficult world.

Given our contrarian tendencies, it may not be surprising that we have a different outlook. To us, the concept of a “new normal” is another take on the often stated, “this time is different” rationalization. As The New York Times brilliantly explained, “The impulses that make us want to forgo the slow and steady for instant riches, that cause us to go along with the crowd instead of bucking it, that allow us to think that this time it’s different, instead of understanding that it never is—these are such basic aspects of human nature that they cannot be changed...”4 Instead of succumbing to what that Times article dubbed a “thought virus,” we have a completely different outlook for the decade ahead. In short, there is nothing new about the normal we are anticipating. By contrast, we believe this time is not different and the recovery will play out in much the same way as it has in times past. This means people will save a rational amount—somewhere closer to historic norms in the mid-to-high single-digits as opposed to the anemic near-zero savings rates that were an anomaly in the 2000s. They will spend, but not like the high-octane spending that took place in the peak consumption years of the last decade. To us, normal will be a resumption of reasonable borrowing and lending (the kind with documentation!). Normal will mean economic growth will head back to its +3.5% long-term trend line which has already begun. We expect to see job growth at some point very late in the recovery—which is when it normally happens. And unlike those who are concerned the U.S. economy will be impaled by the sharply rising growth of the emerging economies, we see the growth of China and India as a key ingredient of a bigger world pie. To this last point, when the $520 billion U.S. economy represented 39% of the global GDP in 1960, the World Bank estimates the entire world economy was $1.3 trillion. These days, some are concerned the U.S. had shrunk to represent just 23% of the global GDP by 2008. Given the fact that the world economy had grown to $60.6 trillion in that year, our $14.2 trillion slice seems like a healthy serving to us.

Optimistic and Opportunistic

We are quite enthusiastic about the outlook for the stock market. Again as contrarians, our optimism is partially rooted in the market’s dismal performance in the decade we just left behind where the S&P 500 Index averaged a -0.95% annual return.5 The mere fact that USA Today said that “Just about anything beat the average stock fund the past 10 years: gold bullion... government bond funds...Treasury bills...” emboldens us to believe stock performance will revert to the mean (which Ibbotson Associates pegs at a +6.4% average annual return after inflation from 1926 to 2008).6 We take additional comfort in knowing the first decade of the new millennium ended with a rush to bonds and international stocks with U.S. stocks largely ignored. Over the next 12 months we believe U.S. stocks will continue the upward trajectory that began last March. After severe cost-cutting, U.S. corporations have never been leaner and therefore will not have to reach peak earnings to see a return to peak profits. We also believe their curtailed spending means there is pent-up demand—inventories are low and will need to be replenished at some point in the near future. Last but not least, we believe the piles of cash now held by private equity firms will ultimately boost takeover activity amongst financial buyers. On the same point, we believe mergers and acquisitions will heat up as strategic buyers attempt to juice their growth rates through combinations and consolidations. Both scenarios bode especially well for smaller companies whose niche businesses are easily digested—companies like those in Ariel Fund and Ariel Appreciation Fund.

“...we will view the inevitable
bumps in the road as opportunities
to accumulate knowledge, buy
bargains and build wealth.”

Beyond 2010 and into this decade, we think investing great Warren Buffett was spot-on in his Berkshire Hathaway 2008 annual letter when he said, “Though the path has not been smooth, our economic system has worked extraordinarily well over time. It has unleashed human potential as no other system has, and it will continue to do so. America’s best days lie ahead.” In the context of this like-minded perspective, we will view the inevitable bumps in the road as opportunities to accumulate knowledge, buy bargains and build wealth.

Portfolio comings and goings

During the quarter, we snapped up a number of bargains in Ariel Fund. First, we purchased shares of credit analysis provider Fair Isaac Corp. (FICO)—drawn to its strong franchise, motivated management team and solid growth prospects. We also added global security provider Brink’s Co. (BCO). Since selling its global freight business and spinning off its home security business, the company now provides a focused cash delivery service. Additionally, we initiated a position in an old favorite, McCormick & Co., Inc. (MKC) whose spice products have a stable and predictable demand base and offer consistent top-line growth. Lastly, we purchased rating agency Dun & Bradstreet Corp. (DNB) which is also held in Ariel Appreciation Fund. While its business fundamentals are intact, its lagging stock price has caused its market capitalization to fall within Ariel Fund’s range. Conversely, we exited our position in IMS Health, Inc. (RX) on the good news of its sale to a private equity consortium.

Meanwhile, Ariel Appreciation Fund purchased heart device maker St. Jude Medical, Inc. (STJ) as the stock traded down on the uncertainty surrounding health care reform. We also initiated a position in carpet manufacturer Mohawk Industries, Inc. (MHK) which is held in Ariel Fund. We are confident that as the market recovery broadens and strengthens, demand for Mohawk’s products will rise, largely because many businesses and consumers have delayed much-needed flooring upgrades. Lastly, as in Ariel Fund, we also added McCormick and exited IMS Health in Ariel Appreciation Fund.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1

Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds based on total returns. The rankings quoted reflect the 1-year rankings as of December 31, 2009 of Ariel Fund and Ariel Appreciation Fund within their respective fund categories. Lipper classifies Ariel Fund as a Mid-Cap Core Fund and Ariel Appreciation Fund as a Multi-Cap Core Fund. For the period ended December 31, 2009, the rankings of Ariel Fund and Ariel Appreciation Fund for the one-, five- and ten-year periods were 13 out of 369; 219 out of 241 and 17 out of 114 funds among Mid-Cap Core Funds, and 9 out of 795; 162 out of 519 and 10 out of 223 funds within the Multi-Cap Core Funds, respectively.

2	The Wall Street Journal, April 5, 2009.
3	The Wall Street Journal, December 20, 2009.
4	The New York Times, October 11, 2008.
5	For the trailing 10-year period ending December 31, 2009.
6	USA Today, January 5, 2010.

arielinvestments.com	800.292.7435

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

COMPOSITION OF EQUITY HOLDINGS

		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index
Consumer discretionary & services	35.6%	13.5%	15.6%	11.6%
Financial services	28.4%	30.5%	21.3%	15.3%
Producer durables	11.9%	11.9%	13.5%	10.4%
Consumer staples	11.4%	2.7%	3.4%	9.8%
Health care	7.8%	5.5%	11.8%	12.6%
Technology	3.2%	7.9%	13.6%	18.2%
Materials & processing	1.7%	10.2%	7.9%	3.9%
Utilities	0.0%	11.9%	7.4%	6.6%
Energy	0.0%	6.0%	5.5%	11.6%

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.0%
Cash, Other Assets & Liabilities	1.0%

Expense Ratio

As of 9/30/2009	1.14%

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2009

	4th Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	7.79%	63.42%	63.42%	-5.97%	-1.53%	7.26%	10.80%
Russell 2500 Value Index	4.65%	27.68%	27.68%	-6.97%	0.84%	8.18%	10.80%
Russell 2500 Index	5.08%	34.39%	34.39%	-4.86%	1.58%	4.91%	9.92%
S&P 500 Index	6.04%	26.46%	26.46%	-5.63%	0.42%	-0.95%	9.22%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

TOP TEN EQUITY HOLDINGS
1	Hewitt Associates, Inc. Leading human resources outsourcing and consulting firm	5.1%

2	Gannett Co., Inc. Largest U.S. newspaper company and publisher of USA Today	4.7%

3	Hospira, Inc. Diversified health care manufacturer	4.3%

4	Jones Lang LaSalle Inc. Leading commercial real estate services firm	3.9%

5	Interpublic Group of Cos., Inc. Global advertising and marketing services conglomerate	3.8%

6	CBS Corp. Mass media company	3.8%

7	Bio-Rad Laboratories, Inc. Leading manufacturer of laboratory equipment and biological testing products	3.5%

8	CB Richard Ellis Group, Inc. World’s largest commercial real estate services firm	3.4%

9	Black & Decker Corp. Global manufacturer of hand-held power tools, hardware and home improvement products	3.4%

10	J.M. Smucker Co. Consumer products company	3.4%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Ariel Fund Schedule of Investments

Number of Shares	Common Stocks—98.99%	Cost	Market Value

	Consumer discretionary & services—35.25%
997,875	Black & Decker Corp.	$37,601,426	$64,692,236
5,130,200	CBS Corp., Class B	24,505,203	72,079,310
6,009,339	Gannett Co., Inc.	15,971,756	89,238,684
2,442,925	International Game Technology	22,973,008	45,853,702
9,842,072	Interpublic Group of Cos., Inc.(a)	70,148,995	72,634,491
1,160,071	Meredith Corp.	24,852,975	35,788,190
985,848	Mohawk Industries, Inc.(a)	50,128,827	46,926,365
3,490,557	Newell Rubbermaid Inc.	70,816,297	52,393,261
1,418,075	Nordstrom, Inc.	20,132,272	53,291,259
2,004,356	Royal Caribbean Cruises Ltd.(a)	18,252,968	50,670,120
1,349,367	Sotheby’s	27,395,578	30,333,770
1,266,806	Tiffany & Co.	45,115,866	54,472,658
		427,895,171	668,374,046
	Consumer staples—11.23%
3,087,038	Constellation Brands, Inc., Class A(a)	47,610,661	49,176,515
856,554	Energizer Holdings, Inc.(a)	28,129,556	52,489,629
1,033,238	J.M. Smucker Co.	36,511,651	63,802,447
1,313,325	McCormick & Co., Inc.	46,516,963	47,450,432
		158,768,831	212,919,023
	Financial services—28.11%
4,823,757	CB Richard Ellis Group, Inc.(a)	23,015,936	65,458,383
934,026	City National Corp.	46,137,851	42,591,586
565,300	Dun & Bradstreet Corp.	45,048,428	47,694,361
1,858,355	Equifax Inc.	65,421,661	57,404,586
546,500	Fair Isaac Corp.	11,182,010	11,645,915
1,794,065	HCC Insurance Holdings, Inc.	35,586,221	50,179,998
4,395,278	Janus Capital Group Inc.	35,993,057	59,116,489
1,232,073	Jones Lang LaSalle Inc.	18,949,825	74,417,209
1,296,200	Lazard Ltd, Class A	45,877,838	49,216,714
127,816	Markel Corp.(a)	30,017,212	43,457,440
3,545,657	PrivateBancorp, Inc.	48,888,509	31,804,543
		406,118,548	532,987,224
	Health care—7.75%
680,534	Bio-Rad Laboratories, Inc., Class A(a)	40,868,901	65,644,310
1,596,701	Hospira, Inc.(a)	57,077,820	81,431,751
		97,946,721	147,076,061
	Materials & processing—1.69%
3,850,458	Interface, Inc., Class A(b)	39,000,143	31,997,306

arielinvestments.com	800.292.7435

December 31, 2009 (unaudited)

Number of Shares	Common Stocks—98.99%	Cost	Market Value

	Producer durables—11.79%
1,648,603	Brady Corp., Class A	$23,936,272	$49,474,576
1,525,000	Brink’s Co.	38,077,072	37,118,500
2,270,313	Hewitt Associates, Inc., Class A(a)	61,429,991	95,943,427
1,315,811	IDEX Corp.	15,542,024	40,987,513
		138,985,359	223,524,016
	Technology—3.17%
1,275,350	Anixter Intl Inc.(a)	31,585,346	60,068,985

	Total common stocks	1,300,300,119	1,876,946,661

Principal Amount	Repurchase Agreement—2.26%	Cost	Market Value

$42,795,261	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2009, due 1/4/2010, repurchase price $42,795,285, (collateralized by Federal Home Loan Mortgage Corp. 4.375%, due 7/17/2015)	$42,795,261	$42,795,261
	Total Investments—101.25%	$1,343,095,380	1,919,741,922
	Liabilities less Other Assets—(1.25%)		(23,622,710)
	Net Assets—100.00%		$1,896,119,212

(a) Non-income producing.

(b) Affiliated company (See Note Three).

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

Ariel Fund Statistical Summary (ARGFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2008	2009	2010	2008	2009	2010	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	12/31/09	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
PrivateBancorp, Inc.	PVTB	8.97	8.33	33.00	(3.11)	(0.90)	0.00	NM	NM	NM	427
Interface, Inc.	IFSIA	8.31	1.45	9.01	0.82	0.27	0.59	10.1	30.8	14.1	526
Fair Isaac Corp.	FICO	21.31	9.76	24.49	1.66	1.34	1.50	12.8	15.9	14.2	1,026
Brink's Co.	BCO	24.34	20.73	32.36	2.91	1.76	1.94	8.4	13.8	12.5	1,166
Meredith Corp.	MDP	30.85	10.60	33.17	2.72	1.78	2.43	11.3	17.3	12.7	1,397
Sotheby's	BID	22.48	6.05	24.95	0.51	0.22	0.74	44.1	102.2	30.4	1,504
Brady Corp.	BRC	30.01	14.39	33.10	2.22	2.01	2.14	13.5	14.9	14.0	1,571
Anixter Intl Inc.	AXE	47.10	24.46	48.55	5.80	2.25	3.00	8.1	20.9	15.7	1,629
City National Corp.	CYN	45.60	22.59	48.99	2.11	0.20	1.25	21.6	228.0	36.5	2,348
Janus Capital Group Inc.	JNS	13.45	3.73	16.06	0.86	0.47	0.90	15.6	28.6	14.9	2,448
IDEX Corp.	IEX	31.15	16.67	32.85	1.67	1.51	1.83	18.7	20.6	17.0	2,515
Jones Lang LaSalle Inc.	JLL	60.40	15.98	62.32	2.44	0.62	3.17	24.8	97.4	19.1	2,527
Bio-Rad Laboratories, Inc.	BIO	96.46	51.33	100.99	5.40	5.58	6.21	17.9	17.3	15.5	2,651
Lazard Ltd	LAZ	37.97	20.55	44.62	0.06	1.00	2.32	632.8	38.0	16.4	3,107
HCC Insurance Holdings, Inc.	HCC	27.97	20.07	29.01	2.81	2.90	3.22	10.0	9.6	8.7	3,148
Mohawk Industries, Inc.	MHK	47.60	16.97	53.71	4.42	2.46	4.13	10.8	19.3	11.5	3,259
Markel Corp.	MKL	340.00	208.77	363.00	22.10	19.65	21.92	15.4	17.3	15.5	3,337
Gannett Co., Inc.	GCI	14.85	1.85	15.99	3.16	1.75	2.01	4.7	8.5	7.4	3,508
Constellation Brands, Inc.	STZ	15.93	10.72	17.56	1.68	1.66	1.78	9.5	9.6	8.9	3,529
Interpublic Group of Cos., Inc.	IPG	7.38	3.08	7.77	0.52	0.28	0.44	14.2	26.4	16.8	3,588
Black & Decker Corp.	BDK	64.83	20.10	67.13	5.47	2.53	3.02	11.9	25.6	21.5	3,904
Equifax Inc.	EFX	30.89	19.63	31.64	2.09	2.30	2.50	14.8	13.4	12.4	3,904
Hewitt Associates, Inc.	HEW	42.26	24.73	43.85	2.03	2.81	3.02	20.8	15.0	14.0	3,953
CB Richard Ellis Group, Inc.	CBG	13.57	2.34	14.14	0.78	0.33	0.60	17.4	41.1	22.6	3,972
Newell Rubbermaid Inc.	NWL	15.01	4.51	16.10	1.24	1.30	1.45	12.1	11.5	10.4	4,168
Energizer Holdings, Inc.	ENR	61.28	37.57	69.11	5.98	5.12	5.45	10.2	12.0	11.2	4,260
Dun & Bradstreet Corp.	DNB	84.37	68.97	84.95	5.60	5.50	6.00	15.1	15.3	14.1	4,385
McCormick & Co., Inc.	MKC	36.13	28.08	36.80	2.32	2.36	2.56	15.6	15.3	14.1	4,729
Tiffany & Co.	TIF	43.00	16.70	44.49	1.74	2.00	2.26	24.7	21.5	19.0	5,345
Royal Caribbean Cruises Ltd.	RCL	25.28	5.40	27.39	2.68	0.71	1.45	9.4	35.6	17.4	5,408
International Game Technology	IGT	18.77	6.81	23.30	1.09	0.80	0.99	17.2	23.5	19.0	5,567
J.M. Smucker Co.	SJM	61.75	34.09	62.70	3.48	3.86	4.15	17.7	16.0	14.9	7,347
Nordstrom, Inc.	JWN	37.58	11.19	38.71	1.83	1.90	2.31	20.5	19.8	16.3	8,166
Hospira, Inc.	HSP	51.00	21.21	51.40	2.58	2.95	3.30	19.8	17.3	15.5	8,257
CBS Corp.	CBS	14.05	3.06	14.56	1.91	0.65	1.19	7.4	21.6	11.8	9,481

Note: Holdings are as of December 31, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2009. P/E ratios are based on earnings stated and December 31, 2009 stock price. NM = Not Meaningful.

arielinvestments.com	800.292.7435

Company Spotlight

McCormick & Company, Incorporated (NYSE: MKC) 18 Loveton Circle Sparks, MD 21152 410.771.7301 mccormickcorporation.com

The global leader in spices, herbs and seasonings, McCormick & Co. makes the world’s food taste better. In grocery stores, McCormick’s brands dominate the shelves, and the company is also the leading producer of store brand spices. The company goes well beyond just basil and oregano, specializing in unique spice blends, pepper grinders, soup mixes and more. Outside home kitchens, McCormick provides flavors to restaurants and food manufacturers, with a marquee list of clients including Frito Lay®, McDonald’s®, KFC® and others. After acquiring Lawry’s in 2008, the company now features a leading line of marinades, as well as Lawry’s iconic seasoning blends. Finally, McCormick is not only an American story; the company is growing in international markets, especially emerging countries where consumers can increasingly afford inexpensive goods that were until recently out of reach.

Spicing it up

Over several decades, McCormick has grown its entire lineup through innovation and marketing. Its products are one of the most indispensible yet inexpensive parts of any meal. Parents preparing dinner for their families can make meals far more delicious for just pennies. McCormick’s marinades, spice blends, and recipes simplify meals while making them taste better. Even when consumers eat outside of the home, they are still enjoying the company’s wares because restaurants use them too.

Bringing Innovation Home

During recessions, advertising spending declines as McCormick’s commitment to innovation increasingly strengthens its relationship with consumers while improving the company’s economics. Recently the company introduced Recipe Inspirations, a single product holding pre-measured spice packets, complete with directions for creating a home-cooked dish. Such original products provide better operating margins for investors. Moreover, as the economy recovers, these slightly more costly—yet very reasonable—items become more attractive to consumers.

A Tasty Opportunity

Ariel has owned McCormick’s stock in the past, and we have been closely monitoring its shares ever since. In October 2009, we got another chance to build a position in this industry leader at a bargain price. As consumers readjusted their spending in the Great Recession, McCormick was well-positioned. More consumers were eating at home, but had become accustomed to the complex flavors found in restaurant meals and bought McCormick spices to replicate those tastes. Investors, however, became concerned consumers would bypass McCormick’s branded offerings and go straight to generic store brands. While McCormick actually produces many of these store brand spices, they do so at much lower margins. Investors were also concerned Wal-Mart would reduce the presence of branded spices in its stores. In our opinion, Wall Street’s overblown pessimism created a buying opportunity.

As such, short-term market fears have enabled us to purchase a household name with a strong market position. As of December 31, 2009, shares traded at $36.13, a 21% discount to our private market value of $45.93.

Arial Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index
Consumer discretionary & services	32.7%	13.3%	16.0%	11.6%
Financial services	29.1%	28.0%	19.9%	15.3%
Health care	14.7%	4.4%	8.6%	12.6%
Producer durables	9.3%	10.7%	12.9%	10.4%
Consumer staples	9.2%	6.2%	6.1%	9.8%
Technology	5.0%	6.5%	13.2%	18.2%
Utilities	0.0%	14.0%	8.7%	6.6%
Energy	0.0%	8.5%	7.4%	11.6%
Materials & processing	0.0%	8.5%	7.3%	3.9%

†         Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.5%
Cash, Other Assets & Liabilities	0.5%

Expense Ratio

As of 9/30/2009	1.25%

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2009

	4th		1	3	5	10	Life
	Quarter	YTD	Year	Year	Year	Year	of Fund
Ariel Appreciation Fund	10.36%	62.96%	62.96%	-1.62%	1.69%	7.15%	10.31%
Russell Midcap Value Index	5.21%	34.21%	34.21%	-6.62%	1.98%	7.58%	10.67%
Russell Midcap Index	5.92%	40.48%	40.48%	-4.59%	2.43%	4.98%	10.36%
S&P 500 Index	6.04%	26.46%	26.46%	-5.63%	0.42%	-0.95%	8.30%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

TOP TEN EQUITY HOLDINGS
1	Gannett Co., Inc.	4.3%
	Largest U.S. newspaper company and publisher of USA Today

2	Hewitt Associates, Inc.	4.3%
	Leading human resources outsourcing and consulting firm

3	Accenture plc	4.0%
	Global management consultant specializing in technology and outsourcing

4	Jones Lang LaSalle Inc.	3.9%
	Leading commercial real estate services firm

5	Interpublic Group of Cos., Inc.	3.6%
	Global advertising and marketing services conglomerate

6	CBS Corp.	3.6%
	Mass media company

7	Zimmer Holdings, Inc.	3.3%
	Leading designer and manufacturer of orthopedic products

8	Northern Trust Corp.	3.2%
	Premier trust bank focused on asset management, asset custodianship and private banking

9	CB Richard Ellis Group, Inc.	3.1%
	World’s largest commercial real estate services firm

10	AFLAC Inc.	2.9%
	Leading provider of supplemental health and life insurance products in the U.S. and Japan

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	800.292.7435

Ariel Appreciation Fund Schedule of Investments	December 31, 2009 (unaudited)

Number of Shares	Common Stocks–99.48%	Cost	Market Value

	Consumer discretionary & services—32.49%
595,525	Black & Decker Corp.	$17,137,275	$38,607,886
1,217,250	Carnival Corp. & plc(a)	35,596,898	38,574,652
3,582,800	CBS Corp., Class B	24,487,329	50,338,340
4,075,800	Gannett Co., Inc.	9,052,514	60,525,630
1,786,800	International Game Technology	23,020,895	33,538,236
6,825,375	Interpublic Group of Cos., Inc.(a)	43,100,669	50,371,268
608,675	Mohawk Industries, Inc.(a)	27,610,605	28,972,930
763,300	Nordstrom, Inc.	10,075,318	28,684,814
973,900	Omnicom Group Inc.	28,176,713	38,128,185
651,000	Sotheby’s	13,939,619	14,634,480
773,100	Tiffany & Co.	25,369,849	33,243,300
1,336,700	Viacom, Inc.(a)	31,662,406	39,740,091
		289,230,090	455,359,812
	Consumer staples—9.14%
322,047	Clorox Co.	14,119,343	19,644,867
1,695,500	Constellation Brands, Inc., Class A(a)	23,312,580	27,009,315
500,400	Energizer Holdings, Inc.(a)	24,796,845	30,664,512
476,575	J.M. Smucker Co.	23,763,621	29,428,506
590,525	McCormick & Co., Inc.	20,815,375	21,335,668
		106,807,764	128,082,868
	Financial services—28.98%
878,000	AFLAC Inc.	16,307,709	40,607,500
3,237,150	CB Richard Ellis Group, Inc.(a)	12,333,020	43,928,126
576,400	City National Corp.	33,595,955	26,283,840
376,622	Dun & Bradstreet Corp.	17,395,217	31,775,598
1,169,600	Equifax Inc.	25,091,765	36,128,944
332,100	Franklin Resources, Inc.	10,904,455	34,986,735
2,822,275	Janus Capital Group Inc.	18,892,307	37,959,599
912,400	Jones Lang LaSalle Inc.	59,903,103	55,108,960
82,100	Markel Corp.(a)	27,637,865	27,914,000
867,600	Northern Trust Corp.	32,630,147	45,462,240
488,900	T. Rowe Price Group, Inc.	8,079,546	26,033,925
		262,771,089	406,189,467
	Health care—14.65%
559,050	Baxter Intl Inc.	14,860,479	32,805,054
280,525	Bio-Rad Laboratories, Inc., Class A(a)	19,179,774	27,059,441
468,100	Laboratory Corp. of America(a)	31,763,553	35,032,604
769,100	St. Jude Medical, Inc.(a)	28,596,523	28,287,498
768,054	Thermo Fisher Scientific Inc.(a)	12,988,831	36,628,495
771,900	Zimmer Holdings, Inc.(a)	35,156,044	45,627,009
		142,545,204	205,440,101

Ariel Appreciation Fund Schedule of Investments (continued)	December 31, 2009 (unaudited)

Number of Shares	Common Stocks–99.48%	Cost	Market Value

	Producer durables—9.24%
1,354,100	Accenture plc, Class A	$25,609,266	$56,195,150
1,410,700	Hewitt Associates, Inc., Class A(a)	38,554,216	59,616,182
285,050	Illinois Tool Works Inc.	14,678,601	13,679,550
		78,842,083	129,490,882
	Technology—4.98%
786,300	Anixter Intl Inc.(a)	48,471,627	37,034,730
2,279,800	Dell Inc.(a)	23,270,366	32,737,928
		71,741,993	69,772,658

	Total common stocks	951,938,223	1,394,335,788

Principal Amount	Repurchase Agreement—1.13%	Cost	Market Value

$15,874,542	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2009, due 1/4/2010, repurchase price $15,874,551, (collateralized by Federal Home Loan Mortgage Corp., 4.375% due 7/17/2015)	$15,874,542	$15,874,542
	Total Investments—100.61%	$967,812,765	1,410,210,330
	Liabilities less Other Assets—(0.61%)		(8,530,218)
	Net Assets—100.00%		$1,401,680,112

(a) Non-income producing.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

arielinvestments.com	800.292.7435

Ariel Appreciation Fund Statistical Summary (CAAPX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2008	2009	2010	2008	2009	2010	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	12/31/09	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Sotheby’s	BID	22.48	6.05	24.95	0.51	0.22	0.74	44.1	102.2	30.4	1,504
Anixter Intl Inc.	AXE	47.10	24.46	48.55	5.80	2.25	3.00	8.1	20.9	15.7	1,629
City National Corp.	CYN	45.60	22.59	48.99	2.11	0.20	1.25	21.6	228.0	36.5	2,348
Janus Capital Group Inc.	JNS	13.45	3.73	16.06	0.86	0.47	0.90	15.6	28.6	14.9	2,448
Jones Lang LaSalle Inc.	JLL	60.40	15.98	62.32	2.44	0.62	3.17	24.8	97.4	19.1	2,527
Bio-Rad Laboratories, Inc.	BIO	96.46	51.33	100.99	5.40	5.58	6.21	17.9	17.3	15.5	2,651
Mohawk Industries, Inc.	MHK	47.60	16.97	53.71	4.42	2.46	4.13	10.8	19.3	11.5	3,259
Markel Corp.	MKL	340.00	208.77	363.00	22.10	19.65	21.92	15.4	17.3	15.5	3,337
Gannett Co., Inc.	GCI	14.85	1.85	15.99	3.16	1.75	2.01	4.7	8.5	7.4	3,508
Constellation Brands, Inc.	STZ	15.93	10.72	17.56	1.68	1.66	1.78	9.5	9.6	8.9	3,529
Interpublic Group of Cos., Inc.	IPG	7.38	3.08	7.77	0.52	0.28	0.44	14.2	26.4	16.8	3,588
Black & Decker Corp.	BDK	64.83	20.10	67.13	5.47	2.53	3.02	11.9	25.6	21.5	3,904
Equifax Inc.	EFX	30.89	19.63	31.64	2.09	2.30	2.50	14.8	13.4	12.4	3,904
Hewitt Associates, Inc.	HEW	42.26	24.73	43.85	2.03	2.81	3.02	20.8	15.0	14.0	3,953
CB Richard Ellis Group, Inc.	CBG	13.57	2.34	14.14	0.78	0.33	0.60	17.4	41.1	22.6	3,972
Energizer Holdings, Inc.	ENR	61.28	37.57	69.11	5.98	5.12	5.45	10.2	12.0	11.2	4,260
Dun & Bradstreet Corp.	DNB	84.37	68.97	84.95	5.60	5.50	6.00	15.1	15.3	14.1	4,385
McCormick & Co., Inc.	MKC	36.13	28.08	36.80	2.32	2.36	2.56	15.6	15.3	14.1	4,729
Tiffany & Co.	TIF	43.00	16.70	44.49	1.74	2.00	2.26	24.7	21.5	19.0	5,345
International Game Technology	IGT	18.77	6.81	23.30	1.09	0.80	0.99	17.2	23.5	19.0	5,567
J.M. Smucker Co.	SJM	61.75	34.09	62.70	3.48	3.86	4.15	17.7	16.0	14.9	7,347
Laboratory Corp. of America	LH	74.84	53.25	76.74	4.99	5.27	5.78	15.0	14.2	12.9	7,970
Nordstrom, Inc.	JWN	37.58	11.19	38.71	1.83	1.90	2.31	20.5	19.8	16.3	8,166
Clorox Co.	CLX	61.00	45.67	63.10	3.37	4.16	4.47	18.1	14.7	13.6	8,528
CBS Corp.	CBS	14.05	3.06	14.56	1.91	0.65	1.19	7.4	21.6	11.8	9,481
Omnicom Group Inc.	OMC	39.15	20.09	39.99	3.17	2.65	2.78	12.4	14.8	14.1	12,185
St. Jude Medical, Inc.	STJ	36.78	28.86	41.96	2.41	2.52	2.86	15.3	14.6	12.9	12,380
Zimmer Holdings, Inc.	ZMH	59.11	30.67	60.64	4.24	4.10	4.48	13.9	14.4	13.2	12,590
Northern Trust Corp.	NTRS	52.40	43.32	66.08	3.47	3.10	3.50	15.1	16.9	15.0	12,655
T. Rowe Price Group, Inc.	TROW	53.25	20.09	55.48	1.82	1.63	2.47	29.3	32.7	21.6	13,701
Viacom, Inc.	VIA.B	29.73	13.25	31.56	2.13	2.43	2.90	14.0	12.2	10.3	18,058
Thermo Fisher Scientific Inc.	TMO	47.69	30.83	49.70	3.16	3.02	3.34	15.1	15.8	14.3	19,473
AFLAC Inc.	AFL	46.25	10.83	47.75	3.92	4.69	5.22	11.8	9.9	8.9	21,635
Illinois Tool Works Inc.	ITW	47.99	25.60	51.16	3.08	1.95	2.63	15.6	24.6	18.2	24,039
Franklin Resources, Inc.	BEN	105.35	37.11	116.39	6.00	4.45	6.35	17.6	23.7	16.6	24,159
Carnival Corp. & plc	CCL	31.69	16.80	34.95	2.84	2.24	2.34	11.2	14.1	13.5	24,940
Accenture plc	ACN	41.50	26.33	43.33	2.65	2.79	3.06	15.7	14.9	13.6	26,217
Dell Inc.	DELL	14.36	7.84	17.26	1.35	0.96	1.23	10.6	15.0	11.7	28,088
Baxter Intl Inc.	BAX	58.68	45.46	60.99	3.45	3.88	4.37	17.0	15.1	13.4	35,402

Note: Holdings are as of December 31, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2009. P/E ratios are based on earnings stated and December 31, 2009 stock price. NM = Not Meaningful.

Company Spotlight

Baxter International Inc. (NYSE: BAX) One Baxter Parkway Deerfield, IL 60015 847.948.2000 baxter.com

Baxter International develops and manufactures a diversified line of healthcare products. The company was founded in 1931 as the first manufacturer of IV solutions. Since then, the company has expanded into biotechnology and created multiple new life-saving and sustaining technologies. The company aims to be the global leader in critical therapies for people with life-threatening conditions. All three of its units— BioScience, Medication Delivery and Renal—focus on this goal.

Strong Competitive Position

Baxter maintains market leadership in most of its offerings. Its patients often use its products for a lifetime. Moreover, there is tremendous customer loyalty because patients become comfortable with these products and because complications can occur when therapies are changed. In addition, the company has a global presence and infrastructure which many distributors and the national group purchasing organizations (GPOs) strongly favor. Finally, Baxter runs lean and mean, driving its hefty free cash flow into research and development, which continually maintains its leadership advantage.

High Innovative Products and Services

Baxter pioneered several key healthcare products, such as the first dialysis machine, the first IV solutions in glass, and the first plastic container for administering IV solutions. Under Chief Executive Officer Robert Parkinson, Jr., research and development efforts have focused tightly on its most promising efforts and R&D spending has increased nearly 75% since 2004 to just under $1 billion. Currently, the company is in clinical trials for several market-changing products, ranging from Alzheimer’s disease to renal dialysis products. Additionally, the company has a full pipeline of products that could be approved into the marketplace over the next several years.

Compelling Valuation

While Baxter International is a premier franchise company within the healthcare sector, it has been a recent market laggard. Since early last year, investors have raised concerns regarding short-term issues within the BioScience division (namely pricing pressures and supply/demand stability). Although the demand for Intravenous Immune Globulin (IVIG), which treats immune deficiency and neurological conditions, has weakened over the past few quarters, the market is growing longer-term and pricing among manufacturers remains rational. We believe demand will increase as the patient population expands, new chronic indications are approved, and the global reach grows. Secondly, although significant progress has been made in reforming healthcare within the United States, the final details remain unknown.

Wall Street fears uncertainty. We do not believe we have a crystal ball into how the final combined House and Senate bill will look, but we do believe more patient lives will be covered within the United States and know the global population is aging. There will probably be pricing concessions by many healthcare providers and manufacturers, but we strongly believe any volumes will offset any discounting. As of December 31, 2009, shares traded at $58.68, a 22% discount to our private market value of $75.59.

arielinvestments.com	800.292.7435

Dear Fellow Shareholder: Ariel Focus Fund beat its primary benchmark in the fourth quarter, extending its outperformance streak to eight of the last nine quarters. For the quarter ended December 31, 2009, the Fund rose +7.34% versus +4.21% for the Russell 1000 Value Index, +6.07% for the Russell 1000 Index and +6.04% for the S&P 500 Index. For the full year, the Fund gained +33.46% versus +19.69% for the Russell 1000 Value Index, +28.43% for the Russell 1000 Index and +26.46% for the S&P 500 Index. Over the last nine quarters the Fund has outperformed its primary benchmark in every quarter except the fourth quarter of 2008. Over the last three years it has outperformed the Russell 1000 Value Index by nearly 3.5% per year.

Before taking a look at the stocks that helped and hurt performance in the quarter, we thought we would try to summarize our outlook for 2010. You do not often see President Harding quoted in an investment letter (or anywhere else for that matter). But we will invoke the 29th President by predicting “A Return to Normalcy.” It is our view that after two years in which the market witnessed extraordinary volatility, both down and up, we could be entering a period of normal performance. In such an environment, outperformance will come from superior stock picking rather than portfolio positioning against major market moves. In this type of market, we would expect broad equity returns in the high single- or low double-digits rather than the 30% or greater swings we have seen over the last two years.

The best evidence for this “Return to Normalcy” is the collapse of risk premiums in the market. Risk premiums are the return an investor can reasonably expect from taking on financial risk. Last March, fear of a broad financial collapse was so prevalent that an investor could be highly compensated for taking even minimal risk. Stocks in our own portfolio such as AFLAC Inc. (AFL) and American Express Co. (AXP) were priced as if bankruptcy was a significant possibility, with both stocks trading around $11 per share on March 9, 2009. An investor willing to take that risk could reasonably expect large returns if the financial system simply survived. In fact, the system did survive and Aflac quadrupled from its $11.49 March low to $46.25 at year-end and American Express tripled from $10.64 in March to $32.85 when we exited the position at the end of August.

Today, however, the situation is quite different. In our opinion, lower-quality securities with financial leverage and cyclical exposure to any disappointment in the economy have rallied so dramatically that they no longer represent a good risk/reward trade off. Last March, we thought we were being amply rewarded for holding positions in companies with modest risk. Today the market is not offering the same risk premium, and we have adjusted the portfolio accordingly. Our largest positions are among our highest-quality names with very little financial leverage. For example, Johnson & Johnson (JNJ) is our biggest holding. The company has a AAA balance sheet and has posted 46 consecutive years of dividend increases. Besides Johnson & Johnson, the portfolio is dominated by some of the highest-quality names in business including Accenture plc (ACN), Berkshire Hathaway Inc. (BRK.B), International Business Machines Corp. (IBM), Omnicom Group Inc. (OMC), JPMorgan Chase & Co. (JPM), Walt Disney Co. (DIS) and Toyota Motor Corp. (TM). Even our more controversial holdings like Dell Inc. (DELL) and Apollo Group, Inc. (APOL) have cash holdings that exceed total debt outstanding. With the decline in risk premiums we sold some of our more volatile positions. Although we earned an excellent return on American Express in 2009, we exited our position when the stock rallied so dramatically. We were delighted to own it when the market was assuming the worst. We are not willing to own it when the market is assuming the best.

Today we believe high-quality large-cap companies present a great investment opportunity. While price/earnings (PE) multiples have their limitations, it is instructive when a whole group of comparable companies trades at a discount to the market on a PE basis. At year-end the S&P 500 Index was trading at a multiple of 15.6x forward earnings. Historically, market-leading, high-quality companies with strong balance sheets have traded at a premium to the market. One might have thought the last two years of volatility would have produced a “flight to corporate quality.” But it has not. At year end, J&J was trading at a 13.1x consensus forward earnings, IBM at 12.0x, JP Morgan at 12.9x, Accenture at 14.9x, Omnicom at 14.4x, Carnival Corp. & plc (CCL) at 13.8x and Merck & Co., Inc. (MRK) at 10.6x. As we mentioned in our last quarterly letter, our portfolio currently has the rare triple convergence of higher-than-market expected five-year earnings growth (11.6% versus 9.6% for the market), stronger-than-market balance sheets (16.5x interest coverage versus 8.1x for the market) and lower valuation multiples (13.8x versus 15.6x for the S&P 500). We cannot promise this convergence will last, but we plan to invest heavily while it does.

Now for a look back at last quarter. In the fourth quarter and for the year as a whole, Ariel Focus Fund posted strong performance despite generally unfavorable market trends. Overall in 2009, more-leveraged companies outperformed less-levered ones, lower-quality outperformed higher-quality, and smaller companies did better than big ones. Companies in the Fund have less debt, higher-quality ratings and a larger average market cap than the benchmark. As such, one might have guessed 2009 would be a tough year. Instead, we outperformed as a direct result of strong stock selection and the solid performance of some previously over-penalized companies. For example, IMS Health, Inc. (RX), which gained +36.2% by the time we exited the position in November, boosted our returns the most during the quarter.1 In November, IMS announced it had agreed to be sold in a leveraged buyout led by private equity investors at a price of $22.00 per share. IMS had traded as low as $11.20 in March. IMS’s stock had been beaten down to unreasonably low levels due to investor frustration with a string of quarterly earnings misses. We believed the market’s punishment of the stock was excessive given the company’s virtual monopoly in providing market data to the world’s leading pharmaceutical companies, as well as its excellent cash flow. Two private equity firms, TPG Capital and the CPP Investment Board, a Canadian entity, agreed to buy the company at almost twice its March low.

“It is our view that after two years
in which the market witnessed
extraordinary volatility, both down
and up, we could be entering a
period of normal performance.”

With IMS fresh in our thoughts, we should mention one more trend for 2010, namely a return of mergers and acquisitions activity. Our sources in the investment banking community tell us potential acquirers are motivated by a need to find new sources of growth combined with extremely low interest rates. These companies are now finding many acquisition targets

arielinvestments.com	800.292.7435

should grow earnings as early as year one, particularly when funded with existing cash balances earning almost no interest income. We expect private equity firms to take advantage of the enormous rally we have seen in the high yield market and the remaining multi-billion dollar commitments they have from their limited partners to announce new buyouts like the IMS deal. While Ariel Focus Fund, with its larger market cap, will not benefit from this trend as much as Ariel’s smaller market cap portfolios, we do have a number of holdings we could see being acquired in 2010.

Accenture, which gained +13.5%, followed IMS as the second largest positive contributor to performance during the fourth quarter. In this difficult economic period, Accenture has continued to produce solid operating results by keeping margins high despite sluggish revenue growth. While some clients did defer large consulting projects, technology outsourcing remained strong. Turnover among Accenture’s employee base has declined markedly, an important metric given the cost of hiring and training. Weakness in the labor market has actually helped Accenture lower its compensation expense, the single-largest cost item on its income statement. Despite it being our second-best performing stock last quarter, we still think Accenture represents a good value, trading at only 14.7x our estimate of forward earnings and an 18% discount to our calculation of intrinsic value. Furthermore, we believe large system integration projects have been deferred, not permanently canceled, particularly in the financial services industry.

The two stocks detracting most from performance in the fourth quarter were Dell and a new position in the for-profit education company Apollo. Dell’s -5.9% fall came from three factors. First, before the end of the third quarter, Dell’s stock had essentially doubled from its February low of $7.99 to $16.92 in September with some investors believing the stock had gotten ahead of itself. Second, the company’s acquisition of Perot Systems at what seemed to be a very full price was not well-received. Finally, Dell’s quarterly results seemed to show a loss of market share in pursuit of better margins. We support this strategy, but a number of analysts reduced their estimates for 2010. We continue to think of Dell as a good company at a very cheap price with no net debt. Dell has an excellent double-digit free cash flow yield and the company should benefit from a corporate computer “refresh cycle” in 2010.

A new position, Apollo was down -8.0% from our initial purchase in September through year end. While Apollo’s operating results have been nothing short of spectacular (new students up 14%, and revenues up 30% year-over-year in the most recent quarter), a letter from the SEC announcing an “informal investigation” of the company’s revenue recognition policies put pressure on the stock. Through our long investing experience within this industry we have learned to expect the inevitable negative headlines that seem to come with the business. Pressures on state budgets and funding of state schools plus a still tight labor market should continue to provide tailwinds for Apollo and their flagship University of Phoenix for the foreseeable future. Apollo is one of the cheapest stocks in our portfolio currently trading at 11.5x our estimate of forward earnings and a 32% discount to our calculation of private market value.

We will close by noting that while we are pleased with the consistent relative performance of Ariel Focus Fund over the last two tumultuous years, we look forward to a less rocky period where we can apply our disciplined stock selection process predicated on taking a long-term approach to investing and a willingness to think independently in a less dramatic environment. The last two years have not been slow and steady for anyone we know, so a Return to Normalcy would suit us just fine.

We appreciate your consideration and the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy	Timothy Fidler
Co-Portfolio Manager	Co-Portfolio Manager

1 Contribution to return measures the contribution of the portfolio securities to overall portfolio return. Return contribution is of absolute nature, neglecting the portfolio benchmark. The contribution of a security is calculated as the product of its weight and its return and is geometrically linked over time.

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion. Ariel Focus Fund is a non-diversified fund and holds approximately 20 securities.

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	1000	Russell	S&P
	Focus	Value	1000	500
	Fund†	Index	Index	Index
Financial services	21.5%	24.2%	15.4%	15.3%
Consumer discretionary & services	21.1%	10.5%	12.2%	11.6%
Producer durables	21.0%	10.7%	10.6%	10.4%
Health care	18.0%	9.1%	12.5%	12.6%
Technology	9.4%	4.6%	17.8%	18.2%
Energy	9.0%	18.4%	11.4%	11.6%
Utilities	0.0%	12.7%	6.8%	6.6%
Consumer staples	0.0%	5.4%	9.2%	9.8%
Materials & processing	0.0%	4.3%	4.3%	3.9%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	98.2%
Cash, Other Assets & Liabilities	1.8%

Expense Ratio

Net	1.25	%*
Gross	1.87	%*

*As of 9/30/09 Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2011. After that date, there is no assurance that such expenses will be limited.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2009

	4th		1	3	Life
	Quarter	YTD	Year	Year	of Fund
Ariel Focus Fund	7.34%	33.46%	33.46%	-5.48%	-0.10%
Russell 1000 Value Index	4.21%	19.69%	19.69%	-8.96%	-0.80%
Russell 1000 Index	6.07%	28.43%	28.43%	-5.36%	0.71%
S&P 500 Index	6.04%	26.46%	26.46%	-5.63%	0.49%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FOCUS FUND

TOP TEN EQUITY HOLDINGS
1	Johnson & Johnson	6.2%
	Diversified health care and consumer products company

2	Accenture plc	5.6%
	Global management consultant specializing in technology and outsourcing

3	Omnicom Group Inc.	5.1%
	Leading global advertising and marketing services company

4	Berkshire Hathaway Inc.	4.9%
	Global insurance and investment firm

5	Tyco Intl Ltd.	4.9%
	Diversified manufacturing conglomerate

6	AFLAC Inc.	4.9%
	Leading provider of supplemental health and life insurance products in the U.S. and Japan

7	Exxon Mobil Corp.	4.8%
	World’s largest integrated oil and natural gas company

8	Dell Inc.	4.7%
	Global computer and technology provider

9	Apollo Group, Inc.	4.7%
	Nationwide private education provider

10	IBM	4.5%
	Global IT software, hardware and consulting company

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

arielinvestments.com	800.292.7435

Ariel Focus Fund Schedule of Investments	December 31, 2009 (unaudited)

Number of Shares	Common Stocks—98.18%	Cost	Market Value

	Consumer discretionary & services—20.69%
29,100	Apollo Group, Inc.(a)	$1,843,642	$1,762,878
40,900	Carnival Corp. & plc(a)	1,562,840	1,296,121
49,600	Omnicom Group Inc.	2,048,518	1,941,840
13,600	Toyota Motor Corp., ADR	1,194,610	1,144,576
51,900	Walt Disney Co.	1,393,306	1,673,775
		8,042,916	7,819,190
	Energy—8.86%
26,300	Exxon Mobil Corp.	1,940,214	1,793,397
25,700	Hess Corp.	1,381,326	1,554,850
		3,321,540	3,348,247
	Financial services—21.07%
39,600	AFLAC Inc.	1,621,040	1,831,500
48,000	Bank of New York Mellon Corp.	1,291,864	1,342,560
565	Berkshire Hathaway Inc., Class B(a)	1,667,423	1,856,590
29,900	JPMorgan Chase & Co.	1,186,580	1,245,933
57,050	Morgan Stanley	1,691,357	1,688,680
		7,458,264	7,965,263
	Health care—17.66%
20,200	Baxter Intl Inc.	1,099,031	1,185,336
31,475	Covidien plc	1,110,016	1,507,337
36,400	Johnson & Johnson	2,195,656	2,344,524
44,800	Merck & Co., Inc.	1,209,311	1,636,992
		5,614,014	6,674,189
	Producer durables—20.65%
50,700	Accenture plc, Class A	1,339,776	2,104,050
27,800	Hewitt Associates, Inc., Class A(a)	1,057,324	1,174,828
20,100	Lockheed Martin Corp.	1,500,245	1,514,535
51,675	Tyco Intl Ltd.(a)	1,883,183	1,843,764
34,500	Waste Management, Inc.	850,446	1,166,445
		6,630,974	7,803,622
	Technology—9.25%
124,000	Dell Inc.(a)	2,403,457	1,780,640
13,100	International Business Machines Corp.	1,186,119	1,714,790
		3,589,576	3,495,430

	Total common stocks	34,657,284	37,105,941

Ariel Focus Fund Schedule of Investments (continued)	December 31, 2009 (unaudited)

Principal Amount	Repurchase Agreement—1.27%	Cost	Market Value

$481,530	Fixed Income Clearing Corporation, 0.01% dated 12/31/2009, due 1/4/2010, repurchase price $481,530, (collateralized by Federal Home Loan Mortgage Corp., 4.375% due 7/17/2015)	$481,530	$481,530
	Total Investments—99.45%	$35,138,814	37,587,471
	Other Assets less Liabilities—0.55%		206,271
	Net Assets—100.00%		$37,793,742

(a) Non-income producing.

ADR stands for American Depositary Receipt.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

arielinvestments.com	800.292.7435

Ariel Focus Fund Statistical Summary (ARFFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 12/31/09	Low	High	2008 Actual Calendar	2009 Actual Calendar	2010 Estimated Calendar	2008 Actual P/E	2009 Actual P/E	2010 Estimated P/E	Market Cap. ($MM)

Hewitt Associates, Inc.	HEW	42.26	24.73	43.85	2.03	2.81	3.02	20.8	15.0	14.0	3,953
Apollo Group, Inc.	APOL	60.58	52.79	90.00	2.87	4.75	5.63	21.1	12.8	10.8	9,383
Omnicom Group Inc.	OMC	39.15	20.09	39.99	3.17	2.65	2.78	12.4	14.8	14.1	12,185
Waste Management, Inc.	WM	33.81	22.10	34.18	2.21	1.97	2.16	15.3	17.2	15.7	16,586
Tyco Intl Ltd.	TYC	35.68	17.25	37.33	2.97	2.51	2.58	12.0	14.2	13.8	17,103
Hess Corp.	HES	60.50	46.33	69.74	7.28	1.98	3.56	8.3	30.6	17.0	19,788
AFLAC Inc.	AFL	46.25	10.83	47.75	3.92	4.69	5.22	11.8	9.9	8.9	21,635
Covidien plc	COV	47.89	27.27	49.13	2.81	2.98	3.46	17.0	16.1	13.8	23,899
Carnival Corp. & plc	CCL	31.69	16.80	34.95	2.84	2.24	2.34	11.2	14.1	13.5	24,940
Accenture plc	ACN	41.50	26.33	43.33	2.65	2.79	3.06	15.7	14.9	13.6	26,217
Dell Inc.	DELL	14.36	7.84	17.26	1.35	0.96	1.23	10.6	15.0	11.7	28,088
Lockheed Martin Corp.	LMT	75.35	57.41	87.06	7.96	7.58	7.34	9.5	9.9	10.3	28,692
Bank of New York Mellon Corp.	BK	27.97	15.44	33.62	1.22	2.05	2.40	22.9	13.6	11.7	33,683
Baxter Intl Inc.	BAX	58.68	45.46	60.99	3.45	3.88	4.37	17.0	15.1	13.4	35,402
Morgan Stanley	MS	29.60	13.10	35.78	3.51	(0.70)	3.31	8.4	NM	8.9	40,223
Walt Disney Co.	DIS	32.25	15.14	32.75	2.10	1.82	1.97	15.4	17.7	16.4	58,640
Merck & Co., Inc.	MRK	36.54	20.05	38.42	3.52	3.32	3.49	10.4	11.0	10.5	77,069
Toyota Motor Corp.	TM	84.16	56.79	87.67	0.52	(5.95)	2.15	161.8	NM	39.1	131,964
Berkshire Hathaway Inc.	BRK.B	3,286.00	2241.00	3569.00	207.40	205.63	190.00	15.8	16.0	17.3	153,958
JPMorgan Chase & Co.	JPM	41.67	14.96	47.47	1.37	2.10	3.25	30.4	19.8	12.8	164,128
International Business Machines Corp.	IBM	130.90	81.76	132.85	8.89	9.88	10.89	14.7	13.2	12.0	171,951
Johnson & Johnson	JNJ	64.41	46.25	65.41	4.75	4.75	5.06	13.6	13.6	12.7	177,644
Exxon Mobil Corp.	XOM	68.19	61.86	82.73	8.47	3.95	5.82	8.1	17.3	11.7	323,717

Note: Holdings are as of December 31, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2009. P/E ratios are based on earnings stated and December 31, 2009 stock price.

Company Spotlight

International Business Machines Corp. (NYSE: IBM) 1 New Orchard Road Armonk, New York 10504 914.499.1900 ibm.com

The International Business Machines Corp. (IBM) is a global information technology company operating in three primary segments: services, software, and hardware. The business has evolved from a hardware manufacturer to a company where 80% of its profitability comes from services and software. The shift in the company’s core business has improved the consistency of its revenue streams and allowed it to side-step the commoditization of the company’s legacy mainframe and PC businesses. IBM has grown into an organization that provides customized enterprise solutions across consulting, outsourcing, software, hardware, and financing operations.

Company Strengths

IBM differentiates itself from its competition by using its global scale and blue chip client list. Its competitive advantages result from superior product scale and scope, industry-leading research and development capabilities, and a deep, high-quality management team. Clients need more vendor accountability, so entire projects consolidate to one single service provider. This means fewer competitors can meet customer needs. Therefore, a key competitive advantage is the ability to offer a broad range of services with end-to-end solutions deployable around the globe.

The company’s world-class R&D effort is at the forefront of technological innovation. In 2009, the company spent a staggering $6 billion on research and development to maintain its innovation edge. Also, 2009 marked the 17th consecutive year whereby IBM was awarded more patents than any other company in the U.S. The company currently earns $1 billion annually in intellectual property and custom development income. Last year, the company received over 4,900 patents, more than Microsoft and Hewlett-Packard combined. IBM’s management has distinguished itself in their ability to take a rational look at its market positioning and industry outlook and make tough decisions. Company leadership exited nearly $15 billion of annual revenue in commodity-like legacy businesses including hard disk drives in 2002, PCs in 2005, and printers in 2007, shifting its focus to better areas.

Finally, IBM remains one of the most disciplined capital allocators in the industry. It has grown through a targeted, value-creating acquisition strategy to strengthen its branded middleware and business analytics efforts. Management has served as an excellent steward of shareholder capital, returning much of the company’s prodigious free cash flow through share buybacks and dividends while maintaining a solid balance sheet and strong financial profile.

Recent Results & Opportunities

Over the last ten years, IBM has doubled its EPS, growing at an 8% compounded annual growth rate, but is trading at the same share price it did in 2000. The primary knock on IBM centers on its ability to keep growing given its large size. We believe with the company’s improved market positioning, massive global presence and efficient capital allocation, IBM offers moderate but sustained growth. Plus, the investment community has under-appreciated the franchise’s consistency and stability in what remains a cyclical growth industry. IBM had a great 2009, gaining share from its major competitors in a tough recessionary environment. Despite the brutal operating conditions, the company had strong margin improvement on weak revenue trends through major cost actions. IBM is on track to realize $3.5 billion of cost and expense savings in 2009 yet still sees a multiyear opportunity to push margins up further. IBM also has new market opportunities such as business analytics, green computing, and cloud computing initiatives that will help top-line growth for years to come. IBM has beaten estimates for ten straight quarters while raising guidance repeatedly. Yet the stock remains very cheap. As of December 31, 2009, shares traded at $130.90, a 7% discount to our private market value of $141.00.

arielinvestments.com	800.292.7435

Notes to Schedule of Investments	December 31, 2009 (unaudited)

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies

The following is a summary of significant policies related to investments of the Funds held at December 31, 2009.

Fair value measurements — ASC 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1— quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Funds’ investments carried at market value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Level 1	$1,876,946,661	$1,394,335,788	$37,105,941
Level 2	42,795,261	15,874,542	481,530
Level 3	—	—	—
Market Value at 12/31/2009	$1,919,741,922	$1,410,210,330	$37,587,471

As of December 31, 2009 all Level 2 securities held are repurchase agreements, see Schedule of Investments.

Investment valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase agreements — The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions— Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with affiliated companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the three months ended December 31, 2009, with affiliated companies:

	Share Activity				Three Months Ended December 31, 2009
	Balance			Balance		Dividends	Amount of Gain
	September 30,			December 31,		Credited to	(Loss) Realized on
Security Name	2009	Purchases	Sales	2009	Market Value	Income	Sale of Sharess
Interface, Inc.	3,825,658	24,800	—	3,850,458	$31,997,306	$9,564	$—

BOARD of TRUSTEES

CHAIRMAN EMERITUS (has no trustee duties or responsibilities)
BERT N. MITCHELL, CPA
Chairman and Chief Executive Officer, Mitchell & Titus, LLP	* Independent Trustee

arielinvestments.com	800.292.7435

Slow and Steady Wins the Race

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

TPI ©1/10